Homebanc 2005-2

Instructions: Please also provide info on conforming and non-conforming pool  (cells have already been formatted in column B, C, D, E)

aggregate pool
gross WAC	6.224%

wtd avg FICO	729
FICO < 600	0.47%
FICO 600-650	0.51%

wtd avg CLTV	96.78%
CLTV = 80	0.32%
CLTV > 80.01	99.29%
LTV 95.01 -100	0%
Full Doc (%)	93.00%
Stated Doc (%)	6.97%

purch (%)	94.12%
CO refi (%)	0.08%
Own Occ (%)	88.90%
Prepay Penalty (%)	0.00%
DTI (%)	22.35%
ARM ? (%)	100%
2/28 (%)	0%
3/27 (%)	0%
1st Lien (%)	0%
Avg Loan Balance	40538.11
# of Loans	4,342
Loan Bal < $100k	85.59%
Mtg Rates > 12%	50.81%
Manuf Housing (%)	0.00%

largest state	54.99%
silent 2nd (%)	100%
IO loans (%)	100%
5yr IO	0%
2 yr IO	0%
IO: FICO	729
IO LTV	17.44%
IO DTI	22.35%
IO full doc	93.00%
IO: purch	94.12%